Exhibit 10.2

Paul Pedersen
1881 Brunswick St
Unit 311
Halifax, Nova Scotia
B3J 3L8

December 15, 2005

University Girls Calendar, Ltd.
1881 Brunswick St
Unit 311
Halifax, Nova Scotia
B3J 3L8

To Whom It May Concern:

I hereby agree to loan up to U.S.$50,000.00 to University Girls Calendar, Ltd. (the "Company") on an as-needed basis to fund business operations and expenses of the Company, as needed by the Company until January 31, 2007.

The terms of such loan will be negotiated at the time of lending, but interest charged will not exceed the prevailing prime rate of interest plus 2%.

Sincerely,

Paul Pedersen